UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

Valion Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 E. Houston Street, Building 1, Suite 311
San Antonio, Texas		78205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Valion Bio, Inc., a Delaware corporation (the “Company”) and 3i, LP (“3i”) are parties to that certain Securities Purchase Agreement, dated as of April 29, 2025 (as assigned and amended as of December 9, 2025, the “Series B Preferred Purchase Agreement”), with respect to the purchase and sale of (a) up to 8,400 shares of the Company’s Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Shares”) and (b) warrants (“Series B Warrants”) to purchase a number of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at an initial exercise price per share determined pursuant to Section 2.2 of the Series B Preferred Purchase Agreement, for an aggregate purchase price of up to $8,400,000 in a series of closings.

The Company, 3i and certain other purchasers are parties to that certain Securities Purchase Agreement, dated as of December 9, 2025 (the “Series C Preferred Purchase Agreement”), with respect to the purchase and sale of (a) up to 75,000 shares of the Company’s Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Shares”) and (b) warrants (“Series C Warrants”) to purchase a number of shares of Common Stock at an initial exercise price per share equal to the Fixed Conversion Price as defined in the Certificate of Designation of Rights and Preferences of the Series C Preferred Shares (the “Series C Certificate of Designation”), for an aggregate purchase price of up to $75,000,000 in a series of closings.

On August 31, 2026, the Company and 3i entered into a letter agreement (the “Letter Agreement”), pursuant to which the Company agreed to issue to 3i (a) 100 Series B Preferred Shares (the “Closing Series B Shares”), (b) Series B Warrants to purchase 3,077 shares of Common Stock at an initial exercise price of $3.62 per share (the “Closing Series B Warrants”), (c) 7,637 Series C Preferred Shares (the “Closing Series C Shares” and, together with the Closing Series B Shares, the “Closing Shares”), and (d) Series C Warrants to purchase 1,053,969 shares of Common Stock for an initial exercise price of $3.62 per share (the “Closing Series C Warrants” and, together with the Closing Series B Warrants, the “Closing Warrants”), for an aggregate purchase price of $7,737,000, to be paid on or about August 31, 2026 (the “Closing Purchase Price” and the closing of such purchase and sale, the “Closing”). The Closing Purchase Price shall consist of (a) $6,137,000 to be retained by 3i to satisfy overdue cash true-up payments pursuant to Section 6(b) of the Series C Certificate of Designation, (b) $100,000 to be retained by 3i to pay the fees of its legal counsel in connection with the purchase of the Company’s securities by 3i and (c) $1,500,000 to be paid to the Company in immediately available funds by wire transfer. The number of shares of Common Stock underlying the Closing Warrants and the exercise price thereof give effect to the Company’s 1-for-25 reverse stock split effective at 12:01 a.m. Eastern Time on August 31, 2026. Such securities were issued under an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) promulgated thereunder. The form of the Letter Agreement is attached to this Current Report as Exhibit 10.1.

Pursuant to the Letter Agreement, the Company also agreed to use its commercially reasonable efforts to (a) file with the Securities and Exchange Commission (the “SEC”), no later than 30 days from the date of the Closing, a registration statement (the “Registration Statement”) covering the maximum number of shares of Common Stock issuable upon conversion of the Closing Shares and the shares of Common Stock issuable upon exercise of the Closing Warrants so as to permit the resale of such securities by 3i, (b) have the Registration Statement declared effective by the SEC no later than 60 days from the date of the Closing, and (c) keep the Registration Statement effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended, and available for the resale by 3i of all of the securities covered thereby at all times until the date on which 3i shall have sold all the securities covered thereby or they cease to require registration pursuant to the Letter Agreement.

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Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jared Malbin to the Board

On August 27, 2026, the Company appointed Jared Malbin as a member of the board of directors (the “Board”), effective immediately.

Mr. Malbin, 47, has more than 25 years of experience in the financial services industry, spanning broker-dealer operations, compliance, finance and capital markets. Since 2024, Mr. Malbin has served as Chief Operating Officer of Lucid Capital Markets, LLC, a boutique investment banking broker-dealer, where he oversees firm operations and regulatory strategy across the firm’s capital markets and trading businesses. Prior to that, from 2019 to 2024, Mr. Malbin served in senior executive and management roles at investment firms. He has extensive experience building regulatory and compliance functions and guiding firms through regulatory examinations and approval processes. Mr. Malbin also serves on the boards of two private insurance companies. Mr. Malbin holds a Bachelor of Arts degree from Tufts University.

There are no family relationships between Mr. Malbin and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. The Company is not aware of any transactions or relationships between Mr. Malbin and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Appointment of Thomas Jensen to the Board

On August 27, 2026, the Company appointed Thomas Jensen as a member of the Board, effective immediately.

Mr. Jensen, 47, has more than 20 years of global biotechnology and oncology experience spanning research and development, corporate strategy and business leadership. Since December 2023, Mr. Jensen has served as Chief Executive Officer of Allarity Therapeutics, Inc. (Nasdaq: ALLR) (“Allarity”), a clinical-stage pharmaceutical company, where he oversees the advancement of stenoparib, a dual PARP/WNT inhibitor, through Phase 2 trials in advanced ovarian cancer. Prior to that, Mr. Jensen served as Chief Technology Officer and Head of IT/Investor Relations at Allarity from August 2021 to December 2023. Mr. Jensen currently serves as a director of Allarity and previously served as a director of a Swedish publicly traded investment company. Mr. Jensen holds a Bachelor of Science degree in Biology from the Technical University of Denmark and conducted further studies in Biology at the University of Copenhagen.

There are no family relationships between Mr. Jensen and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. The Company is not aware of any transactions or relationships between Mr. Jensen and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

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Item 7.01 Regulation FD Disclosure.

On September 1, 2026, the Company issued a press release announcing the changes to the Board discussed in Item 5.02 above. A copy of that press release is furnished as Exhibit 99.1 of this Current Report and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between the Company and 3i, LP, dated August 31, 2026.
99.1	Press Release, dated September 1, 2026.
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALION BIO, INC.

Date:	September 1, 2026	By:	/s/ Melinda Lackey
Name: Melinda Lackey Title: General Counsel and Senior Vice President of Legal Affairs

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